BLACKROCK FUNDSSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated February 25, 2021 to the Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund, each dated November 27, 2020, as supplemented to date

On February 10, 2021, the Board of Trustees of BlackRock FundsSM on behalf of the Fund approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective on February 26, 2021.

Effective on February 26, 2021, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of the Summary Prospectuses entitled “Summary Prospectus—Key Facts About BlackRock Short Obligations Fund—Investment Manager” and the section of the Prospectuses entitled “Fund Overview—Key Facts About BlackRock Short Obligations Fund—Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited (the “Sub-Adviser”). Where applicable, “BlackRock” refers also to the Sub-Adviser.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited (the “Sub-Adviser”), a registered investment adviser organized in 1995, is an affiliate of BlackRock and acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $8.676 trillion in investment company and other portfolio assets under management as of December 31, 2020.

The tenth paragraph of the section of the Prospectuses entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund is included in the Fund’s annual shareholder report for the fiscal year ended July 31, 2020. A discussion of the basis for the Board’s approval of the sub-advisory agreement with the Sub-Adviser will be included in the Fund’s annual shareholder report for the fiscal year ending July 31, 2021.

The following is added to the section of the Prospectuses entitled “For More Information—Fund and Service Providers” immediately after “Manager and Administrator”:

SUB-ADVISER

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8JB

United Kingdom

The following is added as a new paragraph at the end of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements—Management Agreement”:

BlackRock has entered into a sub-advisory agreement with BlackRock International Limited (“BIL” or the “Sub-Adviser”), pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Shareholders should retain this Supplement for future reference.

PR2SAI-SO-0221SUP

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